2018 INVESTOR DAY

MOMENTUM THROUGH TRANSFORMATION

June 12, 2018

A more human resource.®

AGENDA

7:00 a.m.	Registration, Breakfast, and Product Demonstrations	
8:30 a.m.	Welcome	Christian Greyenbuhl, VP Investor Relations
	Building on our Momentum	Carlos Rodriguez, President and CEO
	Strategic Vision	Don Weinstein, Chief Strategy Officer
	Innovating for Tomorrow's Workplace	Stuart Sackman, Chief Technology Officer
	Global Distribution	Tom Perrotti, President Worldwide Sales & Marketing
	Question and Answer Session	
10:15 a.m.	Break and Product Demonstrations	
10:30 a.m.	HRO: Beyond Software	Maria Black, President SBS and HRO
	International	Don McGuire, President International
	U.S. Enterprise Solutions	Debbie Dyson, President National Account Services
	Transforming ADP	Dermot O'Brien, Chief Transformation Officer
	Financial Outlook	Jan Siegmund, Chief Financial Officer
	Question and Answer Session	
	Closing Remarks	Carlos Rodriguez, President and CEO
12:00 p.m.	Lunch and Product Demonstrations	

FORWARD LOOKING STATEMENTS

This presentation and other written or oral statements made from time to time by ADP may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could” “is designed to” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and depend upon or refer to future events or conditions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements or that could contribute to such difference include: ADP's success in obtaining and retaining clients, and selling additional services to clients; the pricing of products and services; compliance with existing or new legislation or regulations; changes in, or interpretations of, existing legislation or regulations; overall market, political and economic conditions, including interest rate and foreign currency trends; competitive conditions; our ability to maintain our current credit ratings and the impact on our funding costs and profitability; security or privacy breaches, fraudulent acts, and system interruptions and failures; employment and wage levels; changes in technology; availability of skilled technical associates; and the impact of new acquisitions and divestitures. ADP disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These risks and uncertainties, along with the risk factors discussed under “Item 1A. - Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 should be considered in evaluating any forward-looking statements contained herein.

Note Regarding the Use of Non-GAAP Financial Metrics

This presentation contains non-GAAP financial metrics. Please refer to the accompanying financial tables in the “Additional Materials” section for a discussion and reconciliation of non-GAAP financial metrics to their comparable GAAP financial metrics.

Adjusted EBIT margin, adjusted effective tax rate, and adjusted diluted earnings per share are non-GAAP financial measures. We have not provided a reconciliation of our adjusted EBIT margin outlook, adjusted effective tax rate outlook or adjusted EPS outlook to their most comparable GAAP measures for such years because it would be potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in the GAAP metrics, including restructuring actions, gains/losses on sales of businesses and assets, and certain income tax adjustments. The accompanying reconciliation for the historical period presented is indicative of the reconciliation that will be prepared upon completion of the periods covered by the non-GAAP outlook.

PLEASE NOTE

Slide presentation and speaker information: investors.adp.com

Product demo availability

- During the break
- After program until 12:30 p.m.

Two Q&A sessions

- One mid-way through the program
- One at the end of the program

A more human resource.®

2018 INVESTOR DAY

A more human resource.®

2018 INVESTOR DAY

Building on our Momentum

Carlos Rodriguez

A more human resource.®

ADP IS TRANSFORMING – WE HAVE MOMENTUM

TRANSFORMATION ENABLERS	RECENT ACCOMPLISHMENTS
Accelerate **product and technology** innovation	✓Launched live clients on Next Gen platforms ✓Accelerated DataCloud penetration
Enhance our world class **distribution**	✓Optimized field distribution to focus on new logos ✓Expanded investments in inside sales
Focus on **operational excellence**	✓Completed mid-market migrations ✓Executing Service Alignment Initiative ✓Launched Voluntary Early Retirement Program
Strengthen **talent** and **performance culture**	✓Continued to refresh technical and executive talent ✓Continued to differentiate with pay-for-performance ✓Added two new board members

WE ARE EXECUTING AND EXCEEDING OUR COMMITMENTS

ACCELERATING FY18 PERFORMANCE

Increasing new business bookings growth



9%
6%
-3%
-7%
Q4 '17
Q1 '18
Q2 '18
Q3 '18

Continuous retention improvement (bps)



160
170
60
-20
Q4 '17
Q1 '18
Q2 '18
Q3 '18

EXCEEDING FY18 GUIDANCE

	Original guidance[2]	Most recent guidance[3]
Revenue growth	5% - 6%	7% - 8%
New business bookings growth	5% - 7%	6% - 7%
Adj. EBIT[1] Margin (bps)	(50) - (25)	~Flat (including 30bps drag from acquisitions)
Adj. EPS[1] growth	2% - 4%	16% - 17%

1. Adjusted EBIT and Adjusted EPS are non-GAAP metrics. Refer to the Additional Materials for reconciliations to the closest GAAP metrics.
2. Guidance as of fiscal Q4 2017 earnings report, July 27, 2017.
3. Guidance as of fiscal Q3 2018 earnings report, May 2, 2018.
   - This is not intended to be an update or reaffirmation of such guidance.

NEW INITIATIVES ARE ACCELERATING THE PACE OF OUR TRANSFORMATION

TRANSFORMATION ENABLERS	NEW INITIATIVES TO ACCELERATE PACE
Accelerate **product and technology** innovation	✓ Accelerating roll-out of Next Gen platforms ✓ Expanding further into gig economy ✓ Innovating in digital payments
Enhance our world class **distribution**	✓ Scaling digital commerce capabilities ✓ Expanding channels and partnerships ✓ Accelerating inside sales growth
Focus on **operational excellence**	✓ Expanding Service Alignment Initiative ✓ Conducting comprehensive review of non-labor expenses; launched procurement initiative
Strengthen **talent** and **performance culture**	✓ Appointed Chief Transformation Officer ✓ Ongoing board refreshment

WE ARE ACCELERATING OUR MARGIN TARGETS

ADJUSTED EBIT[1] MARGIN


19.8%
21% - 22%
23% - 25%
FY17
FY19F
FY21F

Achieving prior three-year margin targets[2] one full year early

1. Adjusted EBIT is a non-GAAP metric. Refer to the Additional Materials for a reconciliation to the closest GAAP metric.
2. As outlined in September 12, 2017 investor presentation.

WE CONTINUE TO BE STRONGLY POSITIONED IN HIGHLY ATTRACTIVE MARKETS

STRATEGIC PILLARS

	Grow a complete suite of cloud-based **HCM Solutions**	Scale our market leading **HRO Solutions** by leveraging our platforms & processes	**Leverage** our **global** presence to offer clients **HCM Solutions** wherever they do business
Market position	• #1 or #2 in most categories	• #1 in both PEO and HRO	• #1 in multinational payroll
How we are positioned to win share	• Next Gen platforms • Freelancer labor solution • Leading digital payments • ADP Marketplace™ • Big data insights from world's richest HCM dataset	• The market's broadest suite of HRO and compliance solutions • Deep local compliance expertise • Strategic HR services	• Unmatched global footprint • Deep local compliance expertise • Leading product innovation

WE BELIEVE IN STRONG GOVERNANCE AND SUSTAINABLE LONG-TERM VALUE CREATION

STRONG CORPORATE GOVERNANCE	WITH SHAREHOLDERS TOP OF MIND
✓ Ongoing board refreshment	✓ Formal investor governance outreach program in place
✓ Released first ever Corporate Social Responsibility report in response to shareholder feedback	✓ Performance-based compensation designed to drive sustainable value creation
✓ Created technology committee to help drive corporate strategy	✓ Strong Say-on-Pay support
✓ Adopted proxy access	✓ 43 consecutive years of dividend increases
✓ Independent non-executive Chairman	✓ Returned ~$13B of cash since FY11
✓ 11 of 12 Directors are independent	✓ Director succession planning evolves with corporate strategy
	✓ Top quartile S&P 500 trailing 5 year TSR[1]

1. As of May 18, 2018

WHAT YOU WILL HEAR TODAY

We are accelerating our transformation	We are reshaping the HCM industry and setting standards for innovation
We are investing to further enhance our competitiveness and grow	Goal: Total Shareholder Return – Top quartile of S&P 500

A more human resource.®

2018 INVESTOR DAY

Strategic Vision

Don Weinstein

A more human resource.®

ADP IS POSITIONED TO WIN IN A RAPIDLY EVOLVING HCM MARKET

HCM Trend	Core Beliefs	ADP Advantages
EVOLUTION OF WORK	• Growth of gig economy • Emergence of "agile" organizations	• Only HCM provider with a freelancer labor solution (**WorkMarket**) • **Next Gen HCM** platform uniquely built to serve dynamic, team-based organizations
EVOLUTION OF PAY	• Increasing number of workers paid in real-time or on more tailored schedules	• Industry-leading mobile HCM and digital payments platforms (**Global Cash Card®**) • **Next Gen payroll and tax engine** built to enable real-time payroll calculations and pay
EVOLUTION OF HR	• Becoming more analytical • Increasing focus on talent and engagement	• World's richest and most accurate dataset (**DataCloud**) • Pioneering Next Gen talent solutions (**TMBC®**) built natively into **Next Gen HCM** platform • Proprietary **HRO solutions**
EVOLUTION OF BUSINESS	• Globalization of workforce • Tightening labor markets • Growing regulatory pressure	• **Next Gen platforms** are built to be global at the core • **Unmatched global footprint** with deep compliance expertise
EVOLUTION OF TECH	• HCM tech transforming into platforms + app ecosystems • Growth of AI / machine learning in enterprise software	• Industry-leading **HCM Marketplace** and API portfolio • **Next Gen HCM** open platform + "mini-apps" strategy • Predictive models leveraging our differentiated big data (**DataCloud**)

WORKMARKET EXTENDS ADP'S LEADERSHIP ACROSS THE SPECTRUM OF WORKERS

WORKMARKET: LEADING FREELANCE MANAGEMENT SOLUTION

- End-to-End Freelancer Management Tools
  - Sourcing
  - Screening
  - Contracting
  - Time tracking
  - Rating
  - Paying
- Labor Clouds - assemble pools of qualified talent to draw from
- Intelligent Work Automation



A more human resource.®

WISELY™ DIGITAL PAY AND FINANCIAL WELLNESS STRENGTHEN OUR PAYROLL LEADERSHIP

WISELY: APP FOR MANAGING WORKER PAYMENTS AND FINANCIAL WELLNESS – BUILT ON GLOBAL CASH CARD DIGITAL PLATFORM

- Instant and on-demand payments for workers
- Simple, empowering tools to manage financial wellness
- Available to both traditional and freelance workers
- Complements industry-leading consumer mobile HCM platform


wisely
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Total Saved
ADD A GOAL

A more human resource.®

WE ARE GOING EVEN BIGGER ON BIG DATA

BIG DATA SOLUTIONS



- Industry-leading DataCloud, brings insights from 30M workers to our clients
- Introduced Pay Equity Explorer™ and Flight Risk predictive model
- Won HR Tech Top HR Product in 2016 and Awesome New Technology in 2016, 2017
- Expanding globally and launching Executive Insights on ADP Mobile
- Launched Data-as-a-Service to extend opportunities to deliver insights



Pay Equity: ACME Manufacturing
290
427
86¢/$1
91¢/$1
84¢/$1
94¢/$1
tial Pay Gaps by Group

A more human resource.®

WE ARE GROWING THE WORLD'S LARGEST HCM ECOSYSTEM AND API PORTFOLIO

ADP MARKETPLACE: OPEN HCM INTEGRATION PLATFORM AND PARTNER ECOSYSTEM



- 250+ apps available
- 2K partners in pipeline
- 12K+ app transactions
- Won HR Tech Awesome New Technology and Top HR Product in 2015
- Recent partnerships with Facebook and Slack


Central HCM Dashboard
ADP and
3rd Party Apps
eCommerce
Single Invoice
Single
Sign-On
Secure
Access
ADP Marketplace
Hundreds of Apps and Growing
ADP Platform

A more human resource.®

OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

Next Gen HCM	Next Gen Payroll	Next Gen Tax

DIFFERENTIATION

Offers open platform	Empowers agile organizations	Supports flexible work and on-demand pay	Delivers seamless global capabilities	Provides "low-code" development platform
• **HCM "your way"** satisfies **diverse and evolving HCM needs** • Enabled by **common data model + "mini-app" design** • **Open to 3rd parties** over time	• Uniquely built to support how work gets done – through **dynamic teams**	• "Person-centric" design serves **all worker types** • Provides **instant, on-demand pay** capabilities	• Built to be **global at the core** • Enables **rapid set-up and local compliance**	• Enables **rapid, agile app development** • Empowers **federated, local development teams** • Leverages **public cloud**

2018 INVESTOR DAY

Innovating for Tomorrow's Workplace

Stuart Sackman

ADP

A more human resource.®

OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

- Next Gen HCM and Platform
- Next Gen Payroll
- Next Gen Tax

DELIVERING DIFFERENTIATION

- Offers open platform
- Empowers agile organizations
- Supports flexible work and on-demand pay
- Delivers seamless global capabilities
- Provides "low-code" development platform

ADP
A more human resource.®

OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

DELIVERING DIFFERENTIATION

- Offers open platform
- Empowers agile organizations
- Supports flexible work and on-demand pay
- Delivers seamless global capabilities
- Provides "low-code" development platform

ADP
A more human resource.®

PERSON-CENTRIC




ADP My Jobs
< Back
View Other Work >
Amy's Awesome Designs - 1099
June 12, 2018
Take home pay
$180
Net
Pay
VIEW STATEMENTS
Jumpstart Coffee - W2
June 12, 2018
Take home pay
$250
Taxes
Net
Deductions
Pay
VIEW STATEMENTS

A more human resource.®


ADP My Jobs
< Back
View Other Work >
Amy's Awesome Designs - 1099
June 12, 2018
Take home pay
$150
Tax Savings
Net
Pay
VIEW STATEMENTS
Jumpstart Coffee - W2
June 12, 2018
Take home pay
$250
Taxes
Net
Deductions
Pay
VIEW STATEMENTS
CONFIRM CHANGES

A more human resource.®


ADP My Jobs
< Back
View Other Work >
Sweet!
You've started saving
for your taxes
Check your email for more information

A more human resource.®

OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

DELIVERING DIFFERENTIATION

Offers open platform	Empowers agile organizations	Supports flexible work and on-demand pay	Delivers seamless global capabilities	Provides "low-code" development platform

A more human resource.®

NEXT-GEN HCM "MINI-APP" DESIGN ENABLES "MASS PERSONALIZATION"


User Needs
Traditional HCM SaaS
ADP Next Gen HCM Mini Apps
CONSTITUENTS
Workers
Managers
Practitioners
USER REQUIREMENTS

A more human resource.®

OVER 40 MINI-APPS AND GROWING



Action Center
Create to-do lists and view assigned actions.
Associate Directory
View associate information in a central place.
Exit Interviews
Store and track information on why employees have chosen to leave the organization
Meet The Team
See who you will be working with, your peers, manager, and direct reports.
My Policies
Acknowledge the Policies assigned to me for ethical and legal conduct
Onboarding
Find links that will help get you started, tasks you need to complete.
Performance Review
Evaluate your own performance in your role and get feedback from your manager
Standout Weekly Check-In
Weekly check-in allows team members to check in with their team leads about near term priorities.
Agile Org
Learn about and join the various cross-functional work groups in your company
Company Values
See values most important to your company
Goals
Define and track individual long-term or annual goals.
Mentor Map
Conduct mentorship surveys
OKR Goals
OKR Goals helps organizations define and track objectives and key results to measure outcomes of teams/individuals in a collaborative manner
Paid Time Off
Check your paid time off balances and make requests.
Standout Engagement Pulse
Engagement Pulse allows a team lead to measure the "engagement" of the team
What You'll Do
An onboarding step that explains your role and resources at your company

OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

DELIVERING DIFFERENTIATION

Offers open platform	Empowers agile organizations	Supports flexible work and on-demand pay	Delivers seamless global capabilities	Provides “low-code” development platform

A more human resource.®


Search
ORG CHART
Departments
Company
Teams
Global Product & Technology
Bernard Phelps
Corporate Vice President
4
+6
R&D Lead
90%
David Terry
Senior Vice President
3
User Experience
95%
Loretta Delgado
Senior Vice President
9
Enterprise Architecture
78%
Julia Freeman
Vice President
13
Product Management
92%
Lula Blair
Senior Vice President
1
Infrastructure
87%
Virginia Owen
Global CIO
13
Engagement
Healthy
At Risk


Search
AGILE ORG
WORK GROUPS
Departments
Company
Teams
GPT Initiatives
4 Teams
4
Innovation 1
38 Members
4
Innovation 2
40 members
3
Letter Graded Executives
12 Members
Cyclists Club
49 Members
Dev Team 1
7 Members
Dev Team 2
10 members
Dev Team 3
10 members
Dev Team 4
11 Members
Org Metrics


Search
AGILE ORG
WORK GROUPS
Departments
Company
Teams
GPT Initiatives
4 Teams
4
Innovation 1
79%
38 Members
Innovation 2
85%
40 members
Letter Graded Executives
91%
6 Members
Cyclists Club
95%
49 Members
Dev Team 1
89%
7 Members
Dev Team 2
93%
10 members
Dev Team 3
72%
10 members
Dev Team 4
51%
11 Members
Engagement
Healthy
At Risk

OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

DELIVERING DIFFERENTIATION

Offers open platform	Empowers agile organizations	Supports flexible work and on-demand pay	Delivers seamless global capabilities	Provides “low-code” development platform

A more human resource.®


ON-DEMAND PAY


ADP Mobile
Clock
12:06:45
June 12, 2018
Brooklyn, NY
CLOCK OUT
LUNCH BREAK
TRANSFER

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Hey Phil!
Today you can get
$89.47
after taxes based on
working 5 hrs at $20
CANCEL
OK

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ADP Mobile
View Other Work >
Ride On Cycles - W2
June 12, 2018
Take home pay
$89.47
Taxes
Net
Pay
Reveal
VIEW STATEMENTS
Days until your next Paycheck
5
Available Today
$89.47
GET PAID TODAY

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ADP Mobile
Get Paid Today
How much do you want to be paid?
Your limit today is $89.47
$80
Where should I send your pay?
DIRECT DEPOSIT
WISELY BY ADP

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ADP Mobile
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You've been paid
Check your email for
a pay statement
wisely
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DEBIT
C H WILLIAMS
VISA

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OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

DELIVERING DIFFERENTIATION

Offers open platform	Empowers agile organizations	Supports flexible work and on-demand pay	Delivers seamless global capabilities	Provides "low-code" development platform

A more human resource.®


Pay Policies
ACME
Search...
You
Policy Library
Filters
CLEAR ALL
Recommended
Selected
Country
United States
Australia
Type
Earnings
Deductions
35 Policy Results
401k Policy
Employee contributions to a 401(k) plan and any earnings from the investments are tax-deferred. Employees pay the taxes on ...
ADD POLICY
Additional Pay Policy
Additional Pay Policy
ADD POLICY
Base Pay
Base pay policy
ADD POLICY
Bonus Pay
Bonus Pay Policy
Charged Tips Pay Policy
Charged Tips Pay Policy
Declared Tips Pay Policy
Declared Tips Pay Policy



Pay Policies
ACME
Search...
You
Policy Library
Filters
CLEAR ALL
Recommended
Selected
Country
United States
Australia
Type
Earnings
Deductions
12 Policy Results
Wellness Allowance
Allowance to purchase additional insurance
ADD POLICY
Conveyance Allowance
Conveyance Allowance Policy
ADD POLICY
Novated Lease Pre-tax
Novated Lease Pre-tax Policy
ADD POLICY
Novated Lease Post-tax
Novated Lease Post-tax Policy
Bonus Pay Policy
Bonus Pay Policy
Commission Policy
Commission Policy

OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

DELIVERING DIFFERENTIATION

Offers open platform	Empowers agile organizations	Supports flexible work and on-demand pay	Delivers seamless global capabilities	Provides "low-code" development platform

A more human resource.®



SOURCE CONTROL / ENTITY DESIGNER
EmployeeDetails
EDITING MINI-APP
TY Onboarding
BLOCKS
Search
Available Data Types
Text
Number
Datetime
Media
Picklist
Lookup
Logical
Rich Text
Secondary Key
Employee Details
_id - Key
firstName - First Name
lastName - Last Name
fullName - Full Name
systemData.CreatedBy - CreatedBy
systemData.LastModifiedBy - LastModifiedBy
systemData.DateCreated - DateCreated
systemData.LastModified - LastModified
systemData.ClientID - ClientID
systemData.Context - Context
TEXT
Search
All
INTENT
Intent Data Unavailable
NAME
fullName
CAPTION
Full Name
CONSTANT NAME
fullName
DEFAULT VALUE
DESCRIPTION
NO VALUE
HELP
NO VALUE
False
DATA


SOURCE CONTROL / TILE DESIGNER
employeeOnboarding
EDITING MINI-APP
TY Onboarding
VALIDATE
RUNTIME
METADATA
DASHBOARD
SAVE
BLOCKS
Search
Layout
Composite
Data Repeater
Row
Section
Table
Table V2
Tab Section
Tile
Controls
Currency
Date Time
Dynamic Lego
Label
Logical
Lookup
Number
Picklist
Text
UX Key
Interaction
Action Section
Hotspot
Button
Visuals
Hierarchy
Icon
Media
Nine Box
Pie Chart
Bar Chart
Line Chart
Employee Onboarding
detailsRow - [Details Row]
detailsColumn_1 - [Details Column 1]
firstName - First Name
fullName - Full Name
DOB - DOB
detailsColumn_2 - [Details Column 2]
lastName - Last Name
gender - Gender
email - Email
newColumn_1 - [New Column]
DROP HERE
newColumn_2 - [New Column]
DROP HERE
newColumn_3 - [New Column]
btnSubmit - Submit
BUTTON
Search
All
INTENT Intent Data Unavailable
NAME btnSubmit
CAPTION Submit
DESCRIPTION NO VALUE
DISPLAY STYLE Button
MULTI OPTION False
READ ONLY False
VISIBLE True
ALIGNMENT NO VALUE
ACTION SECTION NO VALUE
ACTION TYPE Form Action
ACTION NO VALUE
TILE NO VALUE
PARAMETERS Edit Objects
SHOW TILE AS Full Page
ON CLOSE NO VALUE
DISPLAY SIZE Standard
ICON NO VALUE
COLOR
TYPOGRAPHY
SHOW BORDER True
USAGE TRACKING False
USE HELP From Form Definition
HELP
BUTTON STYLE Primary
CAPTION PATH NO VALUE
PATH NO VALUE
TOOLTIP NO VALUE
TRAINING MODE IN... False
UI
2
DATA



SOURCE CONTROL / LOGIFLOW DESIGNER
saveOnboardingEmployeeDetails
EDITING MINI-APP
TY Onboarding
METADATA
DASHBOARD
SAVE
BLOCKS
Search
Flow
Start
End
Decision
Loop
No Operation
Shapes
Shape Reader
Shape Writer
Variables
Create Variables
Set Variables
Add To Array
Messages
Multi Step Mailer
Functions
Call Business Rule
Call Logiflow
Run ETL Job
Generate Unique Token
Flexible Approval Notification
User Session
Notification Writer
Redirect
Mobile
Mobile Notification Writer
Chat Message Writer
Chat Response Reader
Business Events
Publish Business Event
Save Onboarding Employee Details
Block Search
Link
Link
Error
True
False
Link
Approved
Rejected
Link
Link
Link
Link
NOTIFICATION WRITER
Search
All
INTENT
Intent Data Unavailable
NAME
notificationWriter_3
CAPTION
Notification Writer
TYPE
Information
CODE
MESSAGE
Approved
Show Immediately
LOGIC 3
UI 2
DATA


SOURCE CONTROL / UI TEST DESIGNER
associateUserTest
EDITING MINI-APP
Associate
RUN UI TEST
METADATA
DASHBOARD
SAVE
TEST UTILITIES
Test Structure Blocks
Pre-Requisite
Then
Post Test Actions
Data Creation
Shape Data
Data Contract
Data Bundle
Constants
Variables
Events
Tile/Form Interaction
Tile/Form Load
Upload Media
Open Left Nav Item
Perform Search
Composite Test Action
Sleep
Custom Ruby Code
Take Screenshot
Filters
Associate User Test
Pass
Clear results
Took 110s
Download HAR file
Download page source
Download browser logs
Download Selenium logs
Download Docker logs
Download Screenshot PDF
View Video
Download JUnit Report
Actors
Create associate
Mr. Associate
Took 0.04s
Took 0.11s
Given ... I am Mr. Associate
Switch actor
Mr. Associate
Took 8.62s
Took 22.09s
When ... I load the tile
Interact with tile
Associate Profile
Load tile
Took 4.69s
Took 10.86s
Took 35.86s
THEN
Search
All
INTENT
MiniApp: Associate
Intent: test
Localization: global
CAPTION
I can see details displayed
TESTING 4
LOGIC 3
UI 2
DATA


What would you like to do?
Try 'View my Pay'
Tasks & Notifications
Add a Task
View All (8)
Update your weekly check-in for Dracarys
Due 03/26/2018
Approve/Reject
Enter your OKR's
Due 09/01/2018
View
Code of Business Conduct and Keeping You and ADP Safe From External Mali...
Due 05/27/2018
Approve/Reject
Update your weekly check-in for Dracarys
Due 03/26/2018
Approve/Reject
Enter your OKR's
Due 09/01/2018
View
DEPLOY 5
TESTING 4
LOGIC 3
UI 2
DATA
Apps and Actions
AGILE ORGANIZATION
GLOBAL HR CORE
PAID TIME OFF

OUR NEXT GENERATION PLATFORMS ARE BUILT FOR THE FUTURE

NEXT GENERATION PLATFORMS

DELIVERING DIFFERENTIATION

- Offers open platform
- Empowers agile organizations
- Supports flexible work and on-demand pay
- Delivers seamless global capabilities
- Provides "low-code" development platform

A more human resource.®

"A DAY IN THE LIFE"




Search
ORG CHART
Departments
Company
Human Resources
Julia Spencer
VP, Human Resources
2
Product Management
Britt D'Amata
Director, Product Management
3
Human Resources
Maria Qamar
Director, Recruitment
2
User Experience
Senior Product Manager
Product Management
John Parks
Senior Product Manager
Product Management
Kena Paranjape
Lead Product Manager
2
Marketing
Human Resources
Lydia Walsh
Training Specialist
Human Resources
Hettie Jenkins
Human Resources Coordinator
Human Resources
Satish Kanwar
Recruiting Manager
Product Management
Amira Dhalla
Senior Product Manager
Product Management
Theodore Simmons
Junior Product Manager


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ORG CHART
Departments
Company
Human Resources
Julia Spencer
VP, Human Resources
Product Management
Britt D'Amata
Director, Product Management
Human Resources
Maria Damar
Director, Recruitment
User Experience
Position Vacant
Senior Product Manager
Engage a Freelancer
Reassign Position
Remove Position
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Nick Schafer
User Experience Designer (Contractor)
Brooklyn, NY
555-525-6734
@ nick.schafer@adp.com
4332623
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slackbot
alice
Nick
online
#uxdesigners
May 10th, 2018
james 7:26 PM
Thanks for presenting the new user flows @Priya can you upload your deck please?
Priya 7:26 PM
joined #uxdesigners
@james Yeah no problem! I'm just making some updates based on everyone's feedback and then I'll upload here so evertone can review, thanks again!
james 7:28 PM
@priya Awesome
I can present some of the new ui elements I'm working on next week
I'm excited to get them infront of everyone
because they are
freja 7:29 PM
Looking forward to it!!
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OKR GOALS
My OKRs
Everyone's OKRs
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Objectives and Key Results
Q3 FY'18
Switch Cycles
Instructions
Create an OKR
07/01/2017 - 07/01/2018
Active Cycle
Lifion User Experience
6.89 Average KR Score
3 Objectives
9 Key Results
Redesign and launch our new landing page
Assigned to: Homepage Taskforce
Good
View Details
Update
Test existing landing page and sub-pages on external users for understanding issues
Score: 9/10
Launch Engagement Pulse
Conduct stakeholder interviews with 10 people from sales and marketing
Score: 10/10
Design new version of our site structure, navigation and all pages
Score: 8/10
Increase visitor to % sign-up ratio from 9% to 15%
Score: 6/10
Promote our design team as the best place to work
Assigned to: UX Designers
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Apply for 5 external design competitions
Score: 5/10
Launch Engagement Pulse
Publish 2 open source design and UI/UX freebies
Score: 4/10


T-Mobile
43%
11:44
Friday, September 26
Engagement Pulse
now
Your Pulse Survey is available
Please take a moment to fill it out

A more human resource.


ADP
9:41 AM
100%
Engagement Pulse
EP
Please take the survey for Homepage Taskforce sent by Britt D'Amata
EP
Please answer all 8 questions by selecting the appropriate action
EP
I am really enthusiastic about the mission of the company.
Strongly Agree
EP
At work, I clearly understand what is expected of me.
Neither disagree nor agree
Agree
Strongly agree

A more human resource.®


ADP
9:41 AM
100%
Engagement Pulse
EP
Please take the survey for Homepage Taskforce sent by Britt D'Amata
EP
Please answer all 8 questions by selecting the appropriate action
EP
I am really enthusiastic about the mission of the company.
Strongly Agree
EP
At work, I clearly understand what is expected of me.
Strongly Agree
Neither disagree nor agree
Agree
Strongly agree

A more human resource.®


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3.5
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T-Mobile
43%
WISELY
5 min ago
Congrats! You've just been paid for a completed project in WorkMarket.
Slide for more
WISELY
5 min ago
Congrats! You've reached your vacation goal amount. Have a good trip!
Slide for more

A more human resource.®


AT&T
7:30 AM
100%
wisely
$8,300
Total Saved
$500.00/month
Emergency Fund
Total: $5,000
SPECIFIC SAVINGS GOALS:
Student Loan
$2,000 of: $10,500
$300/month
by Jan 1, 2020
Trip to Aruba
$1,300 of: $1,300
$200/month
by Dec 1, 2018
ADD A GOAL
SPEND
SAVE
ACCOUNT

A more human resource.

NEXT GEN PLATFORMS ARE LIVE

NEXT GENERATION PLATFORM TIMELINE

	Today: Pilot	FY19: Roll-out	FY20+: Scale
Next Gen HCM	• Live with pilot clients in North America • Growing platform	• Sell 15 - 25 North America clients • Start global expansion	• Sell 50 - 75 North America clients
Next Gen Payroll	• Live with pilot client in North America • Growing platform	• Deploy in North America up to 10 clients • Start global expansion	• Deploy in North America to hundreds of clients • Begin global roll-out to select countries
Next Gen Tax	• Live with pilot clients in North America	• Deploy in North America to ~10 - 20% of client base	• Deploy in North America up to ~50% of client base

WE HAVE ALREADY MADE SIGNIFICANT PROGRESS

ON STRATEGIC, CLOUD-BASED PLATFORMS
(% of US HCM Clients/Revenue[1])



Clients
Revenue
<1%
73%
99%
27%
85%
10%
90%
15%
FY11
3Q18
FY11
3Q18
Cloud
Non-Cloud

1. Excludes non-payroll clients and revenue

BUILDING ON MOMENTUM IN PRODUCT AND TECHNOLOGY:

- ✓ Completed down-market migrations in FY15
- ✓ Completed mid-market migrations in FY18
- ✓ Launched pilot clients on Next Gen products in FY18
- ✓ Continue to shift spend to innovation: FY11-18F CAGR maintenance spend ↓3% and innovation spend ↑18%

2018 INVESTOR DAY

Global Distribution

Tom Perrotti

ADP

A more human resource.®

WE ARE POSITIONED TO BENEFIT FROM THE SCALE AND REACH OF OUR DISTRIBUTION

$1.65B

NEW BUSINESS BOOKINGS[1]

We sell more HCM every year than any of our direct competitors

113

COUNTRIES

We serve clients in 113 countries worldwide

6,500+

TOTAL SELLERS[2]

Our sellers are enabled to sell the best fit HCM platform as well as value-added complementary products

1,600+

INSIDE SELLERS[2]

We are growing our inside sales organization to capitalize on digital sales and share of wallet

20K+

REFERRING PARTNERS

Our partner ecosystem is unmatched with over 20K partners referring each year

250+

MARKETPLACE APPS

We digitally distribute over 250 apps through the ADP Marketplace, the world's largest HCM marketplace

1. FY17 actual
2. Q3 FY18 average

A more human resource.®

WE DRIVE BOOKINGS GROWTH THROUGH HEADCOUNT, PRODUCTIVITY AND INNOVATION

NEW BUSINESS BOOKINGS GROWTH



7% CAGR
7-9% CAGR
FY11
FY17
FY21F

BALANCED SET OF GROWTH DRIVERS

1. SELLER HEADCOUNT
2. SELLER PRODUCTIVITY
3. INNOVATION: NEW PRODUCTS & SERVICES

1. SELLER HEADCOUNT – LEVERAGING FLEXIBILITY AND EFFICIENCY OF INSIDE SALES

INSIDE SALES ADVANTAGES

Buyer Preference	Speed & Flexibility	Share of Wallet	Productivity
Simplify the buying experience	*Reduce sales cycle time and adapt to market changes*	*Maximize module penetration*	*Improve cost of sale*

CONTINUING TO SHIFT OUR MIX OF SELLER HEADCOUNT TO INSIDE SALES


~25%
~75%
~40%
~60%
FY17
FY21 Target
Inside Sales HC
Field HC

ADP
A more human resource.®

2. SELLER PRODUCTIVITY – GROWING PARTNER CHANNELS

GOING BROADER AND DEEPER WITH PARTNER CHANNELS

DOWN-MARKET — MID-MARKET — UP-MARKET

Accountants	Banks	Financial Advisors	Franchises	Benefits Brokers	Private Equity	ERPs

3/4
of down-market sales came from partner channels in FY18 1H

2/3
of the top 15 benefits brokers have partnership agreements with ADP

1/3
of up-market sales were influenced by a PE or ERP relationship in FY18 1H

Establishing long-term relationships that yield recurring referrals

Accelerating path to decision makers

Differentiating through partner-focused technology

Driving results: FY18 3Q YTD new logo growth up across all markets

3. INNOVATION – EQUIPPING SELLERS WITH DIFFERENTIATED PRODUCTS AND SERVICES

	RECENT ACQUISITIONS			ORGANIC INNOVATIONS				
	TMBC	Global Cash Card	WorkMarket	Next Gen HCM	Next Gen Payroll + Tax	ADP Marketplace	Global Cloud Connect Technology	DataCloud
HCM Differentiators Increasing win rates	●	●	●	●	●	●	●	●
New Markets Opening up new markets		●	●			●	●	●

A more human resource.®

2018 INVESTOR DAY

Questions & Answers

A more human resource.®

2018 INVESTOR DAY

A more human resource.®

2018 INVESTOR DAY

HRO: Beyond Software

Maria Black



A more human resource.®

CLIENTS HAVE WIDE-RANGING HR NEEDS



ADP HRO
ADP OFFERINGS
Career and Individual Development
Compensation Modules and EE Recognition
Performance Management
Payroll & Benefits Administration
Goal Alignment
On-boarding, Learning
Time & Labor Management
Recruiting: Sourcing, Screening, Selection
Retirement, Succession Planning
CLIENT NEEDS
Coaching Employees
Giving Raises
Managing Talent
Providing Pay and Benefits
Engaging Talent
Developing Talent
Workforce Management
Finding Talent
Exiting Talent

CLIENT NEEDS ARE UNIQUE AND EVOLVING



BRAD



PHILLIP



NOLAN



DENISE

Clients often look similar, but needs can vary based on business circumstances and lifecycle.

As client needs evolve, they may prefer to engage their HCM partner via a different model.

CLIENT NEEDS ARE UNIQUE AND EVOLVING

ADP Offering Continuum PAYROLL



BRAD
Owner, Small Architecture Firm

Needs

- Calculate simple payroll
- Manage payroll money movement and tax payments

CLIENT NEEDS ARE UNIQUE AND EVOLVING

ADP Offering Continuum

PAYROLL



BRAD

Owner, Small Architecture Firm

Needs

- Calculate simple payroll
- Manage payroll money movement and tax payments

PEO



DENISE

HR Manager, Boutique Law

- Outsource time-consuming HR and payroll tasks
- Engage in strategic HR partnership
- Provide Fortune-500 benefits to compete for talent
- Mitigate risk and gain peace of mind from co-employment and compliance benefit

CLIENT NEEDS ARE UNIQUE AND EVOLVING

ADP Offering Continuum

PAYROLL	PAYROLL + TLM + RETIREMENT	HRO (NON-PEO) + INSURANCE	PEO
			
BRAD Owner, Small Architecture Firm	**PHILLIP** Owner, Single Store Cafe	**NOLAN** Office Manager, HR Company	**DENISE** HR Manager, Boutique Law

Needs

BRAD	PHILLIP	NOLAN	DENISE
• Calculate simple payroll • Manage payroll money movement and tax payments	• Calculate simple payroll • Manage EE clock in/out and import to payroll • Offer basic retirement plans	• Outsource time-consuming payroll tasks • Get help managing complicated HR as the company grows • Provide competitive benefits (via ADP Insurance Agency)	• Outsource time-consuming HR and payroll tasks • Engage in strategic HR partnership • Provide Fortune-500 benefits to compete for talent • Mitigate risk and gain peace of mind from co-employment and compliance benefit

HRO DELIVERS A COMPELLING VALUE

	SERVICE EXPERTISE	COMPLIANCE	SCALE / COST EFFECTIVENESS	FLEXIBILITY
Client Benefits	• Best practices / expertise • Strategic HCM partnership and guidance	• Support with regulatory changes • Co-employment / risk share (PEO)	• Administrative lift • Cost effective benefits and workers comp (PEO)	• Focus on core business • Geographic expansion / coverage
Why ADP Wins	• Full suite of HCM managed services • Flexible / tailored service models	• Industry-leading compliance solutions • Government and industry certified	• Disciplined risk management • Scaled operations (largest HRO / PEO base)	• Best-in-class technology and tools • Wide footprint / support across 50 states

HRO IS SUPPORTING ADP GROWTH

HRO AND OTHER ADP SOLUTIONS EXECUTING WELL TOGETHER TO DRIVE GROWTH

+ Using analytics to identify which payroll clients are a good fit for HRO
+ Driving upgrades and attachment through in-product marketing
+ Leveraging leading Workforce Now® platform and other core ADP technology across the continuum


HRO
(NON-PEO)
REVENUE ($B)
0.3
0.7
FY11
FY17
4-5x
PEO
REVENUE ($B)
1.5
3.5
FY11
FY17
10-12x
Revenue per client-employee uplift vs. payroll processing alone[1]

1. PEO revenue per employee uplift is net of pass-through revenue.

THE MARKET POTENTIAL IS LARGE

HRO PENETRATION INTO ADP BASE



700+
Remaining ADP base
<25
HRO base (including PEO)
HRO model <4% penetrated into ADP base
Clients (thousands)

PEO PENETRATION INTO ADDRESSABLE BASE



~25-30
Not penetrated
~25-30M client employees could be addressable for PEO model
2.5
Rest of market
0.5
ADP
PEO model totals ~3M and is only 10-15% penetrated into addressable base
Employees (millions)

Sources: Morgan Stanley, NAPEO.org

HRO IS PREPARING FOR CONTINUED GROWTH


HRO REVENUES ($B)
12-14% CAGR
~6.5 - 7
4.2
3.5
0.7
FY17
FY21F
PEO
HRO (non-PEO)

ADP EFFORTS TO CONTINUE MARKET LEADERSHIP AND GROWTH

- Leveraging ADP's market leading Workforce Now platform
- Providing outcome-oriented value added services
- Incorporating ADP data/analytics to bring greater insights to clients (DataCloud)
- Maintaining focus on federal and state compliance
- Sustaining disciplined risk management approach to maintain long-term competitive offering (PEO)

2018 INVESTOR DAY

International

Don McGuire

A more human resource.®

ADP INTERNATIONAL CONSISTS OF LOCAL IN-COUNTRY AND MULTINATIONAL SOLUTIONS

- $40B addressable market
- Over 40 years of international presence
- Broad 113 country footprint
- 14M employees paid outside the U.S.
- All client sizes



ADP IS WINNING THE FAST GROWING MNC MARKET

MARKET

- MNC payroll market growing ~9% (3x single-country market)
- Companies may use 30+ solutions for global payroll
- Clients want a seamless experience across their network of solutions
- Market is fragmented with increasing competition from regional and local providers

ADP'S LEADERSHIP

- #1 market share
- Growing nearly twice as fast as the market
- 3.5M+ multinational pays
- Unmatched combination of global capability, local on-the-ground presence, and partnerships

WHY WE ARE WINNING

+ GLOBAL SCALE WITH LOCAL EXPERTISE
  - ADP serves 113 countries
  - ~1.6K MNC clients
  - Deep compliance expertise in-country
+ LEADING PRODUCTS
  - GlobalView for large multinational operations
  - Streamline to leverage breadth of footprint

DRIVING FURTHER INNOVATION

- ✓ Utilize Global Cloud Connect technology to deliver faster, easier integration
- ✓ Expand addressable HCM market with Next Gen HCM and payroll
- ✓ Enhance strategic partnerships with global ERP providers

2018 INVESTOR DAY

U.S. Enterprise Solutions

Debbie Dyson

ADP

A more human resource.®

BROAD-BASED ACTIONS IN U.S. UP-MARKET ARE IMPROVING OUR PERFORMANCE

Leverage broadened and unique portfolio

- Full portfolio: Vantage® and Enterprise
- Mobile, DataCloud, ADP Marketplace
- Recent acquisitions: TMBC, WorkMarket, Global Cash Card

Accelerate sales of Workforce Now

- Increased differentiation in 1-5K EE space
- Enhanced up-market service model
- Faster implementation

Transform operations for Next Gen

- Shared insights and persona based interactions
- Automation
- Lean Six Sigma

Further Differentiate Service Model

- Named account specialists
- Best practices and deep insights using ADP's unique data

Next Gen HCM and payroll to transform client experience, business model and performance

WE ARE LEVERAGING OUR LEADING TECHNOLOGY AND DIFFERENTIATED SERVICE MODEL

LEADING TECHNOLOGY

- Mobile
- DataCloud
- Marketplace

DIFFERENTIATED SERVICE

EXPERTISE
Named account specialist with compliance knowledge who understands the client's end-to-end processes

OPTIMIZATION
Helping clients streamline processes by leveraging best practices and industry thought leaders

DEEP INSIGHTS
Providing predictive intelligence using data analytics

WE ARE SEEING PROGRESS

Improved client experience…	…combined with our leading products…	…has led to improved sales performance
19 pts	5 pts	16% YoY
Increase in Net Promoter Scores (NPS) YoY[1]	Increase in up-market sales win rate percentage YoY[1]	Growth in new U.S. up-market clients sold[1]

1. Q3 FY18 YTD, 1,000 EEs and above

2018 INVESTOR DAY

Transforming ADP

Dermot O'Brien

ADP
A more human resource.®

ADP'S ONGOING TRANSFORMATION HAS MOMENTUM

ARCHITECTURE IS IN PLACE

- ✓ Launched "Win as One" ~2 years ago
- ✓ Established multi-year operational and financial goals
- ✓ Broadened participation enterprise-wide
- ✓ Communicated results via CEO quarterly email, blog, and global town halls
- ✓ Linked progress against Win as One goals to executive compensation

EXAMPLES OF RECENT INITIATIVES

- Three strategic Next Gen platforms live with pilot clients, and ongoing, multi-year roll-out plans
- Execution of Service Alignment Initiative
- Ongoing product migrations
- Roll-out of innovative service models
- Voluntary Early Retirement Program
- Contact reduction and productivity initiatives

OUR TRANSFORMATION OFFICE WILL SUPPORT EXECUTION OF ENTERPRISE-WIDE INITIATIVES

WE ARE ACCELERATING THE PACE OF TRANSFORMATION

- ✓ Put in place dedicated Chief Transformation Officer (CTO) reporting directly to CEO
- ✓ Focused transformation office establishes consolidated project milestones and plans
- ✓ Executive sponsorship for centralized initiatives with an emphasis on key dependencies and overlap
- ✓ Expanding goals and setting ambitious 3-year targets
- ✓ Leveraging consultants with domain expertise

OUR OBJECTIVES: TO CREATE A SUPERIOR EXPERIENCE COMPANY

Clients
Driving top quartile client experience

Associates
Creating top quartile Associate engagement

Investors
Delivering top quartile Total Shareholder Return[1]

ADP
A more human resource.®

1. Compared to S&P 500

WE ARE PURSUING BROAD-BASED TARGETED TRANSFORMATION INITIATIVES

AREA OF TRANSFORMATION	EXAMPLE INITIATIVES
Go-to-Market	+ Launched Next Gen solutions + Data enabled go-to-market insights + Streamlining go-to-market support functions
Product & Portfolio	+ Continued client upgrade strategy + Drive infrastructure optimization + Integrate recent acquisitions; drive check-to-card
Service	+ Accelerated the Service Alignment Initiative + Next Gen digital service experience + Accelerate deployment of robotics & artificial intelligence
Operations & Support	+ Launched Voluntary Early Retirement Program + Launch procurement initiative + Re-align incentive plans to new transformation metrics

…and we are continuously exploring further opportunities to accelerate with care

2018 INVESTOR DAY

Financial Outlook

Jan Siegmund

A more human resource.®

WHY INVEST IN ADP

ROBUST REVENUE AND EARNINGS MODEL

- High recurring revenue
- Leader in industry with global secular growth
- Sustainable margin improvement
- Predictable and strong earnings growth

STRONG CASH FLOW

- Low capital requirements
- Disciplined approach to acquisitions
- Efficient model allows ample reinvestment for organic growth
- Longstanding commitment to shareholder friendly actions

SOLID BALANCE SHEET

- Highest credit ratings within HCM industry
- Benefit of strong credit rating supports high-margin client funds strategy
- Thoughtful approach to leverage

PRIORITIES FOR USE OF CASH ENABLING SUSTAINABLE VALUE CREATION

	INVESTMENT PRIORITY	PROGRESS
1	**Reinvest in the business to drive organic revenue growth and margin improvement**	+ Strategic Next Gen product platforms now live with pilot clients + Service Alignment Initiative tracking ahead of plan + Voluntary Early Retirement Program launched
2	**Invest in acquisitions to supplement ADP's existing strategy and capabilities**	+ Maintain discipline of M&A approach and focus on transactions with high strategic value + In FY18 acquired Global Cash Card and WorkMarket
3	**Return cash to shareholders via dividend and shares repurchases**	+ Target dividend payout ratio 55-60% + 43 years of consecutive dividend increases + Incremental dividend increase in April '18 due to tax reform; board consideration of another dividend increase in Nov '18 + Long-standing share buyback program to return excess cash

WE CONTINUE TO SEE A LONG RUNWAY FOR REVENUE GROWTH



4-5% CAGR
FY17
FY21F
12-14% CAGR
FY17
FY21F
6-7% CAGR
FY17
FY21F

	Grow a complete suite of **cloud-based HCM solutions**	Scale our market leading **HRO solutions** by leveraging our platforms & processes	Leverage our **global presence** to offer clients HCM solutions where they do business
ADP Growth (FY17-FY21F)	4-5%	12-14%	6-7%
ADP Revenue (FY17)	$6.4B	$4.2B	$1.8B
Market Growth (FY17-FY21F)[1]	4%	8%	6%
Market size (FY17)[1]	$65B	$20B	$40B
Overall market opportunity of $125B in 2017			

1. Census, D&B, IHS, Nelson Hall, Cerulli Associates, Internal Financial Reporting

SEGMENT REVENUE WATERFALLS AND UPDATED FINANCIAL DISCLOSURE


EMPLOYER SERVICES
+4-5%
Net New Business Contribution
ES Revenue
+10-12%
Contrib. from New Business Bookings
-6-7%
Impact from Client Losses
~ +0.5%
Pays-Per-Control Growth
~ +0.5%
Client Funds Interest
~ +0.5%
Price Reali-zation
5-6%
Annual ES Revenue Growth Longer-term
New ES annual bookings guidance
New ES annual retention guidance
New inclusion of actual rate in ES
PEO
PEO Revenue
+9-11%
Avg WSE Growth
~ +0.5%
Price & Wage Realization
<0.5%
Client Funds Interest
+1-3%
Impact of Pass-Through Rate
11-14%
Annual PEO Revenue Growth Longer-term
New annual avg. PEO WSE growth guidance
New inclusion of actual rate in PEO

EXECUTING AHEAD OF FY18 EXPECTATIONS

FY18 ADJUSTED EBIT[1] MARGIN CHANGE



(50) – (25) bps
Initial Adj. EBIT guidance[2]

(30) bps
Incremental margin pressure from M&A

~Flat[3]
Raised guidance through focused execution

1. Adjusted EBIT is a non-GAAP metric. Refer to the Additional Materials for a reconciliation to the closest GAAP metric.
2. Guidance as of fiscal Q4 2017 earnings report, July 27, 2017.
3. Guidance as of fiscal Q3 2018 earnings report, May 2, 2018.

AND WE ARE EXPANDING OUR MARGINS WITH FOCUS

ADJUSTED EBIT[1] MARGIN



19.8%
FY17
1 - 2%
Operating Leverage[2]
0.25 - 0.75%
Platform Migrations
0.5% - 0.75%
Service Alignment Initiative
0.75% - 1.25%
Voluntary Early Retirement
1 - 2%
Other Transformation Initiatives
23-25%
FY21F
Illustrative contribution (overlap between initiatives likely)

Accelerated pace of margin expansion – achieving prior three-year margin targets[3] one full year early

1. Adjusted EBIT is a non-GAAP metric. Refer to the Additional Materials for a reconciliation to the closest GAAP metric.
2. Inclusive of estimated impact from:
   - PEO zero-margin pass-through growth (~200-300bps drag)
   - Acquisitions (~50bps drag)
   - Client Fund Interest (50-100bps benefit)
3. Versus the 21% to 22% for Fiscal 2020 outlined in September 12, 2017 investor presentation.

Note: FY21F margin target presented exclusive of estimated ~0.25% uplift from adoption of ASC 606

WHAT'S CHANGED IN OUR MARGIN OUTLOOK?

Progress

+ Voluntary Early Retirement Program
+ Acceleration in Service Alignment Initiative and other efficiency efforts
+ Incremental transformation initiatives
+ Overcoming incremental pass-through pressure

Prior FY20F Outlook[1]		As Updated for FY21F	
FY18F Adj. EBIT[2] margin expansion	(50) - (25) bps[3]	FY18F[4] Adj. EBIT[2] margin expansion	**Flat** (including 30bps drag from acquisitions)
FY19-20F total Adj. EBIT margin expansion	200bps	FY19-21F total Adj. EBIT margin expansion	↑ **300-500bps**
FY20F Adj. EBIT Margin	21-22%	FY21F Adj. EBIT Margin	↑ **23-25%**

1. As outlined in September 12, 2017 investor presentation.
2. Adjusted EBIT is a non-GAAP metric. Refer to the Additional Materials for a reconciliation to the closet GAAP metric.
3. Guidance as of fiscal Q4 2017 earnings report, July 27, 2017.
4. Guidance as of fiscal Q3 2018 earnings report, May 2, 2018.

ADP
A more human resource.®

FINANCIAL OUTLOOK

TSR Components	Prior Long-term Outlook[1]	FY18F Guidance[2]	New FY19F-21F Annualized
Revenue Growth	7-9%	7-8%	7-9%
Pretax Earnings	11-13%		14-17%
Tax Rate[3]	-	26.2%	25-26%
Net Share Reduction	~1%	-	~1%
Adj. EPS[3] Growth	12-14%	16-17%	16-19%
Dividend Yield	2-3%	2-3%	2-3%
Total Shareholder Return	**14-16%**	**18-19%**	**18-21%**

Goal: TSR Top Quartile of S&P 500

1. ADP 2015 Investor Conference, March 3, 2015.
2. Guidance as of fiscal Q3 2018 earnings report, May 2, 2018. This is not intended to be an update or reaffirmation of such guidance.
3. Adjusted Effective Tax Rate and Adjusted EPS are non-GAAP metrics. Refer to the Additional Materials for reconciliations to the closest GAAP metrics.

WHAT YOU HEARD TODAY

We are accelerating our transformation

We are reshaping the HCM industry and setting standards for innovation

We are investing to further enhance our competitiveness and grow

Goal: Total Shareholder Return – Top quartile of S&P 500

A more human resource.®

2018 INVESTOR DAY

Questions & Answers

A more human resource.®

2018 INVESTOR DAY

Additional Materials

ADP
A more human resource.®

CLIENT FUNDS INVESTMENT STRATEGY: OBJECTIVES

Safety of Principal

- Prudent Investment Guidelines reviewed by ADP Board of Directors
- Strict credit quality, maturity, and exposure limits
- Strict credit guidelines by asset class
- Significant holdings of U.S. Government Agency and Treasury securities
- ~80% of our available-for-sale securities held a AAA or AA rating

Liquidity

- Portfolio includes $5 billion of highly liquid U.S. Government Agency and Treasury securities

Diversification

- Highly diversified with exposure limits on rating categories and individual issuers

Secondary Objectives

- Maximize book yield
- Higher absolute levels of interest income while minimizing interest income volatility by averaging through interest rate cycles; investment maturity extension strategy designed to achieve this objective

A more human resource.®

WHAT DOES ADP OWN

Corporate Bonds
- Diversify credit risk with limits by corporation and limits by credit rating
- Own ~170 individual issuers

Asset-Backed Securities
- Credit card, auto loan, equipment lease, and rate reduction – All AAA rated and performing as expected

U.S. Government Agency Securities
- Implied guarantee from U.S. Government
- Supports reverse repurchase financing program

U.S. Treasury Securities
- Supports reverse repurchase financing program

Canadian Government Obligations & Canadian Government Agency Obligations
- All fully guaranteed by the Canadian Government

Canadian Provincial Bonds

Municipal Bonds
- Diversify credit risk with limits by issuer and limits by credit rating

Other Debt Securities
- AAA, AA, and A rated: Supranationals and Sovereigns; U.S. Government Agency CMBS; U.K. Government securities

Client Funds Portfolio at March 31, 2018
Available for Sale Security Maturities and Book Yields



$B
6
5
4
3
2
1
0
1.9%
2.0%
2.0%
2.2%
2.1%
2.2%
2.4%
2.6%
2.7%
Q4 FY18
FY19
FY20
FY21
FY22
FY23
FY24
FY25
FY25+

A more human resource.®

POSITIVE OUTLOOK FOR CLIENT FUND INTEREST

Illustrative Net Client Funds Interest Income Benefit and Net Client Fund Yield Assuming U.S. Government Agency Forward Curves for new purchases and ~4% CAGR in Client Funds Balances

Net Client Fund Yield
(Net Impact from Ext Investment Strat / Avg. Client Fund Balance)



3.0%
2.7%
2.4%
2.1%
1.8%
1.5%
FY 15
FY 16
FY 17
FY 18
FY 19
FY 20
FY 21

Net Impact from Extended Investment Strategy ($M)



800
700
600
500
400
300
200
100
0
~480[1]
~535
~620
~720
FY 15
FY 16
FY 17
FY 18
FY 19
FY 20
FY 21

1. Guidance as of Fiscal Q3 2018 earnings report, May 2, 2018.

Note: Based on forward yield curves as of April 30, 2018.

ADP A more human resource.®

CLIENT FUNDS PORTFOLIO INVESTMENT STRATEGY



FY17 and FY18 YTD (3/31/18) Total Average Client Funds Balances
$B
60
50
40
30
20
10
0
Client Short
Average Client Fund Balance
Client Extended
Lowest Expected Balance
Client Long
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18

FY18F[1]

Client Short
~$4.8B x ~1.2% = ~$55M

Client Extended
~$10.4B x ~1.9% = ~195M

Client Long
~$9.1B x ~2.4% = ~215M

= Total Client Funds Interest Revenue
~$24.3B x ~1.9% = $465M

+ Corporate Extended Interest Income
~$3.2B x ~1.8% = ~60M

– Borrowing Days Interest Expense
~$3.2B x ~1.4% = ~(45)M

= Net Impact From Client Funds Strategy
= ~$480M

NATURAL HEDGE

CLIENT SHORT PORTFOLIO

= Balances in excess of total client extended and client long.

- Usually invested in 1-5 day maturities

CLIENT EXTENDED PORTFOLIO

= Average Client Funds less Client Long Portfolio

- Guidelines allow maturities out to 5 yrs
- Laddered from 1-5 yrs

CLIENT LONG PORTFOLIO

= Expected FY Lowest Client Balance Day

- Guidelines allow maturities out to 10 years
- "Permanent float" – funds never leave ADP

1. Guidance as of fiscal Q3 2018 earnings report, May 2, 2018.

EARLY LOOK AT ASC 606

	FY17	FY18F	FY19F	FY20F	FY21F
Adj. EBIT[1] Margin, ASC 605	19.8%	~19.8%[2]	**	**	23-25%
+ Impact from change[3]	+70bps	+50bps	+50bps	+25bps	+25bps
Adj. EBIT Margin, ASC 606	20.5%	~20.3%[2]	**	**	23-25%

Anticipated reporting change timeline:

On Q4 FY18 earnings date:

- Q4 FY18 financial results on ASC 605 basis
- Provide FY19 guidance on ASC 606 basis
- Provide FY18 quarterly reconciliation to ASC 606 basis

On Q1 FY19 earnings date:

- Q1 FY19 financial results on ASC 606 basis

1. Adjusted EBIT is a non-GAAP metric. Refer to the Additional Materials for a reconciliation to the closest GAAP metric.
2. Guidance as of fiscal Q3 2018 earnings report, May 2, 2018.
3. The provisions of ASC 606 will require the Company to capitalize and amortize additional costs than those capitalized under current U.S. GAAP, including additional implementation expenses and certain selling expenses. These capitalized expenses will be amortized over the expected client life.

DISCLOSURE AND GUIDANCE CHANGES

Employer Services

Disclosure and Segmenting changes

- ✓ ES New Business Bookings excluding PEO
- ✓ ES revenue at actual interest rates
- ✓ Changes to certain corporate allocations

Guidance Changes

- ✓ ES New Business Bookings excluding PEO
- ✓ ES guide to full year retention; no longer provide YoY quarterly retention change
- ✓ ES margin guidance at actual interest rates

PEO

Disclosure and Segmenting Changes

- ✓ PEO pass-through expenses re-defined to include zero-margin healthcare costs only
- ✓ PEO revenue at actual interest rates
- ✓ Inclusion of ADP Indemnity results
- ✓ Changes to certain corporate allocations

Guidance Changes

- ✓ PEO avg. WSE growth guidance
- ✓ PEO revenue growth (net of zero-margin pass-throughs)
- ✓ PEO margin guidance at actual interest rates and excluding zero-margin healthcare pass-throughs

Anticipated reporting change timeline:

On Q4 FY18 earnings date:

- Q4 FY18 financial results current reporting basis
- Provide FY19 guidance incorporating changes above
- Provide FY18 quarterly segment financials incorporating changes above

On Q1 FY19 earnings date:

- Q1 FY19 financial results incorporating changes above

OVERVIEW OF NON-GAAP FINANCIAL METRICS

In addition to our GAAP results, we use certain adjusted results set forth in the table below to evaluate our operating performance in the absence of certain items and for planning and forecasting of future periods:

Adjusted Financial Metric	U.S. GAAP Metric	Adjustments/Explanation
Adjusted EBIT	Net earnings	– Provision for income taxes – All other interest expense and income – Transformation initiatives – Gains/losses on sales of businesses and assets – Non-operational costs related to proxy contest matters
Adjusted effective tax rate	Effective tax rate	Tax impacts of: – Gains/losses on sales of businesses and assets – Transformation initiatives – Non-operational costs related to proxy contest matters – Tax Cuts and Jobs Act
Adjusted diluted earnings per share	Diluted earnings per share	EPS impacts of: – Gains/losses on sales of businesses and assets – Transformation initiatives – Non-operational costs related to proxy contest matters – Tax Cuts and Jobs Act

We believe that the exclusion of the identified items helps us reflect the fundamentals of our underlying business model and analyze results against our expectations, against prior period, and to plan for future periods by focusing on our underlying operations. We believe that the adjusted results provide relevant and useful information for investors because it allows investors to view performance in a manner similar to the method used by management and improves their ability to understand and assess our operating performance. The nature of these exclusions are for specific items that are not fundamental to our underlying business operations. Since these adjusted financial measures and other non-GAAP metrics are not measures of performance calculated in accordance with U.S. GAAP, they should not be considered in isolation from, as a substitute for, or superior to their U.S. GAAP measures, and they may not be comparable to similarly titled measures at other companies.

GAAP RECONCILIATION

	Twelve Months Ended June 30, 2017
Net earnings from continuing operations	$ 1,733.4
Adjustments	
Provision for income taxes	797.7
All other interest expense (a)	59.3
All other interest income (a)	(22.4)
Gain on sale of business	(205.4)
Workforce Optimization Effort (b)	(5.0)
Service Alignment Initiative (b)	90.0
Adjusted EBIT	**$ 2,447.6**
Adjusted EBIT Margin	**19.8%**

(a) We continue to include the interest income earned on investments associated with our client funds extended investment strategy and interest expense on borrowings related to our client funds extended investment strategy as we believe these amounts to be fundamental to the underlying operations of our business model. The adjustments in the table above represent the interest income and interest expense that is not related to our client funds extended investment strategy and are labeled as "All other interest expense" and "All other interest income."

(b) The majority of charges relating to our Service Alignment Initiative and Workforce Optimization Effort represent severance charges. Severance charges have been taken in the past and not included as an adjustment to get to adjusted results. Unlike severance charges in prior periods, these specific charges relate to our broad-based, company-wide Service Alignment Initiative and Workforce Optimization Effort. The fiscal 2017 Workforce Optimization Effort adjustment totaling approximately $5 million represents a reversal of the fiscal 2016 estimate.

FISCAL 2018 OUTLOOK - GAAP RECONCILIATIONS

	Twelve Months Ended June 30, 2017			Fiscal 2018 Forecast as of May 2, 2018	
Earnings before income taxes / margin (GAAP)	$	2,531.1	20.4%	~(160)bps	
All other interest expense		59.3	+50bps	-	a
All other interest income		(22.4)	(20)bps	-	a
Gain on sale of business - 2Q F17		(205.4)	(170)bps	+170bps	b
Workforce Optimization Effort - 4Q F17		(5.0)	(5)bps	+5bps	c
Transformation initiatives - F17		90.0	+75bps	(75)bps	d
Transformation initiatives - F18			-	+35bps	e
Proxy contest matters - F18			-	+25bps	f
Adjusted EBIT margin (Non-GAAP)	**$**	**2,447.6**	**19.8%**	**~ Flat**	
Effective tax rate (GAAP)			31.5%	24.5%	
Gain on sale of business - 2Q F17			(0.9%)	-	b
Workforce Optimization Effort - 4Q F17			(0.0%)	-	c
Transformation initiatives - F17			+0.4%	-	d
Transformation initiatives - F18			-	(0.0%)	e
Proxy contest matters - F18			-	+0.1%	f
Tax Cuts and Jobs Act - F18			-	+1.7%	g
Adjusted effective tax rate (Non-GAAP)			**30.9%**	**26.2%**	
Diluted earnings per share (GAAP)	$	3.85	18%	11% - 12%	
Gain on sale of business - 2Q F17		(0.27)	(7%)	~+7%	b
Workforce Optimization Effort - 4Q F17		(0.01)	(0%)	~+0%	c
Transformation initiatives - F17		0.12	+3%	~(3%)	d
Transformation initiatives - F18		-	-	~+2%	e
Proxy contest matters - F18		-	-	~+1%	f
Tax Cuts and Jobs Act - F18		-	-	~(3%)	g
Adjusted diluted earnings per share (Non-GAAP)	**$**	**3.70**	**13%**	**16% - 17%**	

FISCAL 2018 OUTLOOK - GAAP RECONCILIATIONS

a) No material impact is expected from change in all other interest expense or income in fiscal 2018.

b) Second quarter fiscal 2017 impact from gain on the sale of CHSA and COBRA businesses.

c) Fourth quarter fiscal 2017 Workforce Optimization Effort adjustment is a reversal of the fiscal 2016 estimate and is not expected to recur in fiscal 2018. The majority of charges relating to the Workforce Optimization Effort represent severance charges. Severance charges have been taken in the past and not included as an adjustment to get to adjusted results. Unlike severance charges in prior periods, these specific charges related to a broad-based, company-wide Workforce Optimization Effort.

d) Impact of Fiscal 2017 charges in connection with the Service Alignment Initiative.

e) The charges within transformation initiatives primarily represent expected severance charges related to our Service Alignment Initiative of $20 million, and other transformation initiatives of $27 million. Severance charges have been taken in the past and are not included as an adjustment to get to adjusted results. Unlike severance charges in prior periods, these specific charges relate to actions that are part of our broad-based, company-wide transformation initiative. This estimate does not reflect charges related to the Company's announced voluntary early retirement program.

f) Expected impact of Fiscal 2018 charges in connection with proxy contest matters.

g) Expected Fiscal 2018 one-time benefit from the enactment of the Tax Cuts and Jobs Act.

Adjusted EBIT margin, adjusted effective tax rate, and adjusted diluted earnings per share are non-GAAP financial measures. We have not provided a reconciliation of our adjusted EBIT margin outlook, adjusted effective tax rate outlook or adjusted EPS outlook to their most comparable GAAP measures for such years because it would be potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in the GAAP metrics, including restructuring actions, gains/losses on sales of businesses and assets, and certain income tax adjustments. The accompanying reconciliation for the historical period presented is indicative of the reconciliation that will be prepared upon completion of the periods covered by the non-GAAP outlook.

USE OF MATERIAL CONTAINED HEREIN

2018 INVESTOR DAY

A more human resource.®